Exhibit 99.1

JOHNSON & JOHNSON REPORTS 2023 FIRST-QUARTER RESULTS:
•2023 First-Quarter reported sales growth of 5.6% to $24.7 Billion with operational growth of 9.0%* and adjusted operational growth of 7.6%*

•2023 First-Quarter basic loss per share of ($0.03) decreasing 101.6% due to a special one-time charge, with adjusted earnings per share (EPS) of $2.68 increasing by 0.4%*

•Company is increasing 2023 full-year guidance midpoints for adjusted operational sales and adjusted operational EPS

New Brunswick, N.J. (April 18, 2023) – Johnson & Johnson (NYSE: JNJ) today announced results for first-quarter 2023. “Our first quarter results demonstrate strong performance across all three segments of our business and reflect the dedication of Johnson & Johnson colleagues around the world,” said Joaquin Duato, Chairman of the Board and Chief Executive Officer. “With this momentum, I look forward to the remainder of the year, one filled with exciting catalysts that will create both near- and long-term value for patients and all of our stakeholders.”

OVERALL FINANCIAL RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items
5 Basic shares are used to calculate loss per share as use of diluted shares when in a loss position would be anti-dilutive
Note: values may have been rounded

REGIONAL SALES RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT SALES RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: Values may have been rounded

FIRST QUARTER 2023 SEGMENT COMMENTARY:
Adjusted operational sales* reflected below excludes the net impact of acquisitions and divestitures and translational currency.

Consumer Health
Consumer Health worldwide adjusted operational sales increased 11.3%* largely driven by over-the-counter (OTC) products. Major contributors to growth in OTC were TYLENOL and MOTRIN analgesics, upper respiratory products, IMODIUM in digestive health products and international smoking cessation products. Additional contributors to growth were NEUTROGENA and AVEENO in Skin Health/Beauty products and JOHNSON’s in Baby Care products.

Pharmaceutical
Pharmaceutical worldwide adjusted operational sales grew 7.2%*, driven by DARZALEX (daratumumab), a biologic for the treatment of multiple myeloma, STELARA (ustekinumab), a biologic for the treatment of a number of immune-mediated inflammatory diseases, ERLEADA (apalutamide), a next-generation androgen receptor inhibitor for the treatment of patients with prostate cancer, CARVYKTI (ciltacabtagene autoleucel), a BCMA-directed CAR-T immunotherapy for the treatment of patients with relapsed or refractory multiple myeloma, and XARELTO (rivaroxaban), a direct oral anticoagulant. Also contributing to growth were sales of the Janssen COVID-19 Vaccine (Ad26.COV2.S) for the prevention of the SARS-CoV-2 Virus. This growth was partially offset by declines in sales of REMICADE (infliximab), a biologic approved for the treatment of several immune-mediated inflammatory diseases, IMBRUVICA (ibrutinib), an oral, once daily therapy approved for use in treating certain B-cell malignancies, a type of blood or lymph node cancer, and ZYTIGA (abiraterone acetate), an oral, once daily medication for use in combination with prednisone for the treatment of metastatic castration-resistant prostate cancer.

MedTech
MedTech worldwide adjusted operational sales grew 6.4%*, driven primarily by electrophysiology products in Interventional Solutions, contact lenses in Vision, wound closure products in General Surgery, and knees in Orthopaedics. MedTech worldwide operational sales grew 11.0%*, with the acquisition of Abiomed contributing 4.6%.

NOTABLE NEW ANNOUNCEMENTS IN THE QUARTER:
The information contained in this section should be read in conjunction with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investors section of the company’s website at news releases, as well as www.factsabouttalc.com, www.factsaboutourprescriptionopioids.com, and www.LTLManagementInformation.com.

Regulatory
Janssen Receives Positive CHMP Opinion for AKEEGA (Niraparib and Abiraterone Acetate Dual Action Tablet) Plus Prednisone or Prednisolone for the Treatment of Adult Patients with BRCA1/2 Gene-Mutated Metastatic Castration Resistant Prostate Cancer
Press Release
Janssen Submits New Drug Application to the U.S. Food and Drug Administration Seeking Approval of Niraparib and Abiraterone Acetate Dual-Action Tablet, Plus Prednisone, as a First-Line Targeted Treatment for Patients with Metastatic Castration-Resistant Prostate Cancer with BRCA Gene Mutations
Press Release
Data Release	Janssen Announces Unblinding of Phase 3 CARTITUDE-4 Study of CARVYKTI (cilta-cel) as Primary Endpoint Met in Treatment of Patients with Relapsed and Refractory Multiple Myeloma	Press Release
	Late Breaking Data on Pulmonary Vein Isolation with HELIOSTAR Balloon Ablation Catheter Presented at AF Symposium 2023	Press Release
	First Look at Data on Biosense Webster’s Investigational Pulsed Field Ablation Platform Presented at AF Symposium 2023	Press Release
	Janssen Reports Positive Topline Phase 2 Results for Nipocalimab in Pregnant Individuals at High Risk for Severe Hemolytic Disease of the Fetus and Newborn (HDFN)	Press Release
	Janssen Data at ASCO GU Support Ambition to Transform Treatment of Prostate and Bladder Cancer Through Precision Medicine and Early Intervention	Press Release
	TREMFYA (guselkumab) Demonstrates a Differentiated Binding Mechanism from Risankizumab in In Vitro Studies	Press Release
	New STELARA (ustekinumab) Long-Term Data Support its Established Safety Profile in Inflammatory Bowel Disease and Durable Efficacy in Ulcerative Colitis	Press Release
Late-Breaking Phase 3 A DUE Data Show Investigational Single Tablet Combination Therapy of Macitentan and Tadalafil Significantly Improves Pulmonary Hemodynamics versus Monotherapy in Patients with Pulmonary Arterial Hypertension (PAH)
Press Release
	TREMFYA (guselkumab) Real-World Data Analyses Show Greater Treatment Persistence Than IL-17s in Both Bio-naïve and Bio-experienced Patients Living With Moderate to Severe Plaque Psoriasis	Press Release
New RYBREVANT (amivantamab-vmjw) Data Showed Long-Term Clinical Response and Safety in Patients with Advanced Non-Small Cell Lung Cancer with EGFR Exon 20 Insertion Mutations Who Have Failed Prior Platinum-Based Chemotherapy
Press Release
Other	Johnson & Johnson Subsidiary LTL Management LLC (“LTL”) Re-Files for Voluntary Chapter 11 to Equitably Resolve All Current and Future Talc Claims[1]	Press Release
	Johnson & Johnson Appoints Dr. John Reed as Executive Vice President, Pharmaceuticals, R&D	Press Release
	Johnson & Johnson Names Dr. Paula A. Johnson, President of Wellesley College, to its Board of Directors	Press Release
	Johnson & Johnson Announces Pricing of $7.75 Billion of Senior Notes Issued by Kenvue Inc.	Press Release
	Janssen Provides Portfolio Update	Press Release
	ERLEADA (apalutamide), First-and-Only Next-Generation Androgen Receptor Inhibitor with Once-Daily, Single-Tablet Option, Now Available in the U.S.[1]	Press Release
1 Subsequent to the quarter

FULL-YEAR 2023 GUIDANCE:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	April 2023	January 2023
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	4.5% – 5.5% / 5.0%	3.5% – 4.5% / 4.0%
Operational Sales2,5/ Mid-point[2,5] Change vs. Prior Year / Mid-point	$97.9B – $98.9B / $98.4B 5.5% – 6.5% / 6.0%	$96.9B – $97.9B / $97.4B 4.5% – 5.5% / 5.0%
Estimated Reported Sales3,5/ Mid-point[3,5] Change vs. Prior Year / Mid-point	$97.9B – $98.9B / $98.4B 5.5% – 6.5% / 6.0%	$96.9B – $97.9B / $97.4B 4.5% – 5.5% / 5.0%

Adjusted Operational EPS (Diluted)2,4/ Mid-point[2,4] Change vs. Prior Year / Mid-point	$10.50 – $10.60 / $10.55 3.5% – 4.5% / 4.0%	$10.40 – $10.60 / $10.50 2.5% – 4.5% / 3.5%
Adjusted EPS (Diluted)3,4 / Mid-point[3,4] Change vs. Prior Year / Mid-point	$10.60 – $10.70 / $10.65 4.5% – 5.5% / 5.0%	$10.45 – $10.65 / $10.55 3.0% – 5.0% / 4.0%
1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2 Non-GAAP financial measure; excludes the impact of translational currency
3 Calculated using Euro Average Rate: January 2023 = $1.08 and April 2023 = $1.10 (Illustrative purposes only)
4 Non-GAAP financial measure; excludes intangible amortization expense and special items
5 Excludes COVID-19 Vaccine
Note: percentages may have been rounded

Other modeling considerations will be provided on the webcast.

WEBCAST INFORMATION:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investors section of the Company's website at events-and-presentations.

ABOUT JOHNSON & JOHNSON:
At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 135 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest, most diversified healthcare products company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity.

NON-GAAP FINANCIAL MEASURES:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investors section of the company's website at quarterly-results.

Copies of the financial schedules accompanying this earnings release are available on the Company’s website at quarterly-results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, a pharmaceutical pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investors section of the company's website at quarterly-results.

NOTE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, market position and business strategy, and the anticipated separation of the Company’s Consumer Health business. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; the Company’s ability to satisfy the necessary conditions to consummate the separation of the Company’s Consumer Health business on a timely basis or at all; the Company’s ability to successfully separate the Company’s Consumer Health business and realize the anticipated benefits from the separation; and the New Consumer Health Company’s ability to succeed as a standalone publicly traded company. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 1, 2023, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Press Contacts:	Investor Contacts:
Tesia Williams	Jessica Moore
media-relations@its.jnj.com	investor-relations@its.jnj.com